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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported)
                     November 7, 2006 (November 7, 2006)


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                          Newcastle Investment Corp.
              (Exact Name of Registrant as Specified in Charter)


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           Maryland               001-31458                81-0559116
(State or other jurisdiction    (Commission File    (IRS Employer Identification
      of incorporation)             Number)                    No.)

         1345 Avenue of the Americas, New York, NY                  10105
          (Address of Principal Executive Offices)                Zip Code)

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                                (212) 798-6100
              Registrant's telephone number, including area code

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                                Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ]  Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 2.02         Results of Operations and Financial Condition


On November 7, 2006, Newcastle Investment Corp. (the "Company") announced its results of operations for the quarter ended September 30, 2006. A copy of the related press release is attached hereto as Exhibit 99.1.



Item 9.01         Financial Statements And Exhibits





      (d)   Exhibits


              99.1 Press Release, dated November 7, 2006, issued by Newcastle Investment Corp.



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                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          Newcastle Investment Corp.
                                          (Registrant)



Date:  November 7, 2006                   By:   /s/ Debra A. Hess
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                                              Name:  Debra A. Hess
                                              Title: Chief Financial Officer




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                                 EXHIBIT INDEX


Exhibit No.       Description
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99.1              Press Release, dated November 7, 2006, issued by Newcastle
                  Investment Corp.